RenaissanceRe®

RenaissanceRe Holdings Ltd.
Financial Supplement
December 31, 2025

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Senior Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst CNC
Nicholas Capuano
T: +1 917-842-7859

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation

RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Canada, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “adjusted combined ratio,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures is presented in the attached supplemental financial data. See pages 28 through 38 for “Comments on Non-GAAP Financial Measures.”

All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

i

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements with respect to its business and industry, such as those relating to its strategy and management objectives, plans and expectations regarding its response and ability to adapt to changing economic conditions, market standing and product volumes, estimates of net negative impact and insured losses from loss events, competition in the industry and government initiatives and regulatory matters affecting the (re)insurance industries. The inclusion of forward-looking statements in this report should not be considered as a representation by the Company that its current objectives or plans will be achieved. Numerous factors could cause the Company’s actual results to differ materially from those addressed by the forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance they may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; the Company’s exposure to ceding companies and delegated authority counterparties and the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the Company’s reliance on a small number of brokers; the highly competitive nature of the Company’s industry; the historically cyclical nature of the (re)insurance industries; collection on claimed retrocessional coverage and new retrocessional reinsurance being available; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s exposure to risks associated with its management of capital on behalf of investors; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws or regulations; the effect of current or future macroeconomic or geopolitical events or trends, including the ongoing conflicts globally; other political, regulatory or industry initiatives adversely impacting the Company; the impact of cybersecurity risks, including technology breaches or failure; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in the prevailing interest rates; the effects of new or possible future tax actions or reform legislation and regulations in the jurisdictions in which the Company operates; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on capital distributions from its operating subsidiaries; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Year ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$751,638	$(198,503)	$2,646,959	$1,834,985
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$601,145	$406,877	$1,859,691	$2,234,426

Underwriting income
Gross premiums written	$1,838,111	$1,916,751	$11,738,420	$11,733,066
Net premiums written	1,598,599	1,751,628	9,870,200	9,952,216
Net premiums earned	2,334,442	2,527,566	9,901,182	10,095,760
Underwriting income (loss)	668,763	208,550	1,270,043	1,622,324

Net claims and claim expense ratio:
Current accident year	51.3%	72.7%	67.7%	61.3%
Prior accident years	(10.6)%	(14.0)%	(11.0)%	(8.5)%
Calendar year	40.7%	58.7%	56.7%	52.8%

Acquisition expense ratio	25.8%	26.8%	25.8%	26.2%
Operating expense ratio	4.9%	6.2%	4.7%	4.9%
Combined ratio	71.4%	91.7%	87.2%	83.9%
Adjusted combined ratio (1)	70.0%	89.4%	85.4%	81.5%

Fee income
Management fee income	$52,002	$53,536	$207,484	$219,860
Performance fee income	49,626	23,568	121,368	106,936
Total fee income	$101,628	$77,104	$328,852	$326,796

Investment results - managed
Net investment income	$446,660	$428,810	$1,703,475	$1,654,289
Equity in earnings (losses) of other ventures (2)	20,620	14,652	71,332	47,087
Net realized and unrealized gains (losses) on investments	186,718	(630,347)	1,181,268	(27,840)
Total investment result (2)	$653,998	$(186,885)	$2,956,075	$1,673,536

Investment results - retained (1)
Net investment income	$314,198	$295,237	$1,183,993	$1,138,028
Equity in earnings (losses) of other ventures (2)	20,620	14,652	71,332	47,087
Net realized and unrealized gains (losses) on investments	186,123	(552,332)	1,115,017	(41,863)
Total investment result (2)	$520,941	$(242,443)	$2,370,342	$1,143,252
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)In 2025, the Company revised its presentation of “total investment result” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented have been updated to conform to the current presentation.

1

Financial Highlights - Per Share Data & ROE

	Three months ended		Year ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$16.82	$(3.95)	$56.23	$35.31
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$16.75	$(3.95)	$56.03	$35.21
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$13.34	$8.06	$39.10	$42.99

Average shares outstanding - basic	43,943	50,429	46,316	51,186
Average shares outstanding - diluted	44,126	50,429	46,483	51,339

Return on average common equity - annualized	27.8%	(7.8)%	25.9%	19.3%
Operating return on average common equity - annualized (1)	22.3%	16.0%	18.2%	23.5%

	December 31, 2025	December 31, 2024
Book value per common share	$247.00	$195.77
Tangible book value per common share (1)	$230.10	$177.18
Tangible book value per common share plus accumulated dividends (1)	$259.78	$205.26

Year to date change in book value per common share plus change in accumulated dividends	27.0%	19.4%
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	30.8%	26.0%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended		Year ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Revenues
Gross premiums written	$1,838,111	$1,916,751	$11,738,420	$11,733,066
Net premiums written	$1,598,599	$1,751,628	$9,870,200	$9,952,216
Decrease (increase) in unearned premiums	735,843	775,938	30,982	143,544
Net premiums earned	2,334,442	2,527,566	9,901,182	10,095,760
Net investment income	446,660	428,810	1,703,475	1,654,289
Net foreign exchange gains (losses)	(15,713)	(48,382)	(13,504)	(76,076)
Equity in earnings (losses) of other ventures	20,620	14,652	71,332	47,087
Other income (loss)	78	1,129	4,321	1,928
Net realized and unrealized gains (losses) on investments	186,718	(630,347)	1,181,268	(27,840)
Total revenues	2,972,805	2,293,428	12,848,074	11,695,148
Expenses
Net claims and claim expenses incurred	951,138	1,483,742	5,615,839	5,332,981
Acquisition expenses	601,060	678,170	2,550,823	2,643,867
Operational expenses	113,481	157,104	464,477	496,588
Corporate expenses	12,003	34,295	82,008	134,784
Interest expense	31,391	23,246	120,852	93,768
Total expenses	1,709,073	2,376,557	8,833,999	8,701,988
Income (loss) before taxes	1,263,732	(83,129)	4,014,075	2,993,160
Income tax benefit (expense)	(116,128)	63,908	(396,332)	(32,628)
Net income (loss)	1,147,604	(19,221)	3,617,743	2,960,532
Net (income) loss attributable to redeemable noncontrolling interests	(387,122)	(170,438)	(935,409)	(1,090,172)
Net income (loss) attributable to RenaissanceRe	760,482	(189,659)	2,682,334	1,870,360
Dividends on preference shares	(8,844)	(8,844)	(35,375)	(35,375)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$751,638	$(198,503)	$2,646,959	$1,834,985

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	December 31, 2025	December 31, 2024
Assets
Fixed maturity investments trading, at fair value – amortized cost $24,658,351 at December 31, 2025 (December 31, 2024 – $23,750,540)	$24,884,323	$23,562,514
Short term investments, at fair value – amortized cost $4,760,027 at December 31, 2025 (December 31, 2024 – $4,532,166)	4,759,811	4,531,655
Equity investments, at fair value	1,732,990	117,756
Other investments, at fair value	4,574,214	4,324,761
Investments in other ventures, under equity method	121,871	102,770
Total investments	36,073,209	32,639,456
Cash and cash equivalents	1,731,181	1,676,604
Premiums receivable	7,252,454	7,290,228
Prepaid reinsurance premiums	993,781	888,332
Reinsurance recoverable	3,899,913	4,481,390
Accrued investment income	233,688	238,290
Deferred acquisition costs and value of business acquired	1,538,540	1,552,359
Deferred tax asset	701,927	701,053
Receivable for investments sold	414,523	91,669
Other assets	328,087	444,037
Goodwill and other intangibles	633,087	704,132
Total assets	$53,800,390	$50,707,550
Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$22,302,345	$21,303,491
Unearned premiums	6,028,174	5,950,415
Debt	2,329,201	1,886,689
Reinsurance balances payable	2,540,518	2,804,344
Payable for investments purchased	533,101	150,721
Other liabilities	856,302	1,060,129
Total liabilities	34,589,641	33,155,789
Redeemable noncontrolling interests	7,602,092	6,977,749
Shareholders’ Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at December 31, 2025 (December 31, 2024 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 43,961,539 shares issued and outstanding at December 31, 2025 (December 31, 2024 – 50,180,987)	43,962	50,181
Additional paid-in capital	—	1,512,435
Accumulated other comprehensive loss	(12,626)	(14,756)
Retained earnings	10,827,321	8,276,152
Total shareholders’ equity attributable to RenaissanceRe	11,608,657	10,574,012
Total liabilities, noncontrolling interests and shareholders’ equity	$53,800,390	$50,707,550

Book value per common share	$247.00	$195.77

4

Underwriting and Reserves
Segment Underwriting Results

	Three months ended December 31, 2025			Three months ended December 31, 2024
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$346,099	$1,492,012	$1,838,111	$390,043	$1,526,708	$1,916,751
Net premiums written	$333,320	$1,265,279	$1,598,599	$376,136	$1,375,492	$1,751,628
Net premiums earned	$918,776	$1,415,666	$2,334,442	$938,658	$1,588,908	$2,527,566
Net claims and claim expenses incurred	(55,808)	1,006,946	951,138	384,156	1,099,586	1,483,742
Acquisition expenses	180,660	420,400	601,060	191,988	486,182	678,170
Operational expenses	75,067	38,414	113,481	95,623	61,481	157,104
Underwriting income (loss)	$718,857	$(50,094)	$668,763	$266,891	$(58,341)	$208,550

Net claims and claim expenses incurred:
Current accident year	$196,081	$1,000,355	$1,196,436	$732,207	$1,105,011	$1,837,218
Prior accident years	(251,889)	6,591	(245,298)	(348,051)	(5,425)	(353,476)
Total	$(55,808)	$1,006,946	$951,138	$384,156	$1,099,586	$1,483,742

Net claims and claim expense ratio:
Current accident year	21.3%	70.7%	51.3%	78.0%	69.5%	72.7%
Prior accident years	(27.4)%	0.4%	(10.6)%	(37.1)%	(0.3)%	(14.0)%
Calendar year	(6.1)%	71.1%	40.7%	40.9%	69.2%	58.7%
Acquisition expense ratio	19.7%	29.7%	25.8%	20.5%	30.6%	26.8%
Operating expense ratio	8.2%	2.7%	4.9%	10.2%	3.9%	6.2%
Combined ratio	21.8%	103.5%	71.4%	71.6%	103.7%	91.7%
Adjusted combined ratio (1)	20.4%	102.3%	70.0%	69.2%	101.3%	89.4%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

5

Underwriting and Reserves
Segment Underwriting Results

	Year ended December 31, 2025			Year ended December 31, 2024
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$4,942,141	$6,796,279	$11,738,420	$4,823,731	$6,909,335	$11,733,066
Net premiums written	$4,043,996	$5,826,204	$9,870,200	$3,833,636	$6,118,580	$9,952,216
Net premiums earned	$3,971,669	$5,929,513	$9,901,182	$3,850,352	$6,245,408	$10,095,760
Net claims and claim expenses incurred	1,426,015	4,189,824	5,615,839	1,141,726	4,191,255	5,332,981
Acquisition expenses	714,852	1,835,971	2,550,823	758,554	1,885,313	2,643,867
Operational expenses	297,481	166,996	464,477	302,360	194,228	496,588
Underwriting income (loss)	$1,533,321	$(263,278)	$1,270,043	$1,647,712	$(25,388)	$1,622,324

Net claims and claim expenses incurred:
Current accident year	$2,515,211	$4,191,561	$6,706,772	$1,960,578	$4,223,737	$6,184,315
Prior accident years	(1,089,196)	(1,737)	(1,090,933)	(818,852)	(32,482)	(851,334)
Total	$1,426,015	$4,189,824	$5,615,839	$1,141,726	$4,191,255	$5,332,981

Net claims and claim expense ratio:
Current accident year	63.3%	70.7%	67.7%	50.9%	67.6%	61.3%
Prior accident years	(27.4)%	—%	(11.0)%	(21.2)%	(0.5)%	(8.5)%
Calendar year	35.9%	70.7%	56.7%	29.7%	67.1%	52.8%
Acquisition expense ratio	18.0%	30.9%	25.8%	19.6%	30.2%	26.2%
Operating expense ratio	7.5%	2.8%	4.7%	7.9%	3.1%	4.9%
Combined ratio	61.4%	104.4%	87.2%	57.2%	100.4%	83.9%
Adjusted combined ratio (1)	59.9%	102.4%	85.4%	54.9%	98.0%	81.5%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

6

Underwriting and Reserves
Underwriting Results - Five Quarter Trend

	Total
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Gross premiums written	$1,838,111	$2,323,626	$3,421,180	$4,155,503	$1,916,751
Net premiums written	$1,598,599	$2,057,802	$2,770,270	$3,443,529	$1,751,628
Net premiums earned	$2,334,442	$2,433,805	$2,412,154	$2,720,781	$2,527,566
Net claims and claim expenses incurred	951,138	878,820	1,042,123	2,743,758	1,483,742
Acquisition expenses	601,060	659,723	642,605	647,435	678,170
Operational expenses	113,481	125,073	125,738	100,185	157,104
Underwriting income (loss)	$668,763	$770,189	$601,688	$(770,597)	$208,550

Net claims and claim expenses incurred:
Current accident year	$1,196,436	$1,258,871	$1,311,833	$2,939,632	$1,837,218
Prior accident years	(245,298)	(380,051)	(269,710)	(195,874)	(353,476)
Total	$951,138	$878,820	$1,042,123	$2,743,758	$1,483,742

Net claims and claim expense ratio:
Current accident year	51.3%	51.7%	54.4%	108.0%	72.7%
Prior accident years	(10.6)%	(15.6)%	(11.2)%	(7.2)%	(14.0)%
Calendar year	40.7%	36.1%	43.2%	100.8%	58.7%
Acquisition expense ratio	25.8%	27.2%	26.7%	23.8%	26.8%
Operating expense ratio	4.9%	5.1%	5.2%	3.7%	6.2%
Combined ratio	71.4%	68.4%	75.1%	128.3%	91.7%
Adjusted combined ratio (1)	70.0%	66.6%	73.0%	126.4%	89.4%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

7

Underwriting and Reserves
Property Segment Underwriting Results - Five Quarter Trend

	Property
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Gross premiums written	$346,099	$733,274	$1,731,935	$2,130,833	$390,043
Net premiums written	$333,320	$694,125	$1,325,557	$1,690,994	$376,136
Net premiums earned	$918,776	$936,933	$868,010	$1,247,950	$938,658
Net claims and claim expenses incurred	(55,808)	(133,504)	(7,930)	1,623,257	384,156
Acquisition expenses	180,660	192,347	174,200	167,645	191,988
Operational expenses	75,067	86,579	71,569	64,266	95,623
Underwriting income (loss)	$718,857	$791,511	$630,171	$(607,218)	$266,891

Net claims and claim expenses incurred:
Current accident year	$196,081	$250,169	$258,646	$1,810,315	$732,207
Prior accident years	(251,889)	(383,673)	(266,576)	(187,058)	(348,051)
Total	$(55,808)	$(133,504)	$(7,930)	$1,623,257	$384,156

Net claims and claim expense ratio:
Current accident year	21.3%	26.7%	29.8%	145.1%	78.0%
Prior accident years	(27.4)%	(40.9)%	(30.7)%	(15.0)%	(37.1)%
Calendar year	(6.1)%	(14.2)%	(0.9)%	130.1%	40.9%
Acquisition expense ratio	19.7%	20.5%	20.1%	13.5%	20.5%
Operating expense ratio	8.2%	9.2%	8.2%	5.1%	10.2%
Combined ratio	21.8%	15.5%	27.4%	148.7%	71.6%
Adjusted combined ratio (1)	20.4%	14.2%	25.8%	147.1%	69.2%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

8

Underwriting and Reserves
Casualty and Specialty Segment Underwriting Results - Five Quarter Trend

	Casualty and Specialty
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Gross premiums written	$1,492,012	$1,590,352	$1,689,245	$2,024,670	$1,526,708
Net premiums written	$1,265,279	$1,363,677	$1,444,713	$1,752,535	$1,375,492
Net premiums earned	$1,415,666	$1,496,872	$1,544,144	$1,472,831	$1,588,908
Net claims and claim expenses incurred	1,006,946	1,012,324	1,050,053	1,120,501	1,099,586
Acquisition expenses	420,400	467,376	468,405	479,790	486,182
Operational expenses	38,414	38,494	54,169	35,919	61,481
Underwriting income (loss)	$(50,094)	$(21,322)	$(28,483)	$(163,379)	$(58,341)

Net claims and claim expenses incurred:
Current accident year	$1,000,355	$1,008,702	$1,053,187	$1,129,317	$1,105,011
Prior accident years	6,591	3,622	(3,134)	(8,816)	(5,425)
Total	$1,006,946	$1,012,324	$1,050,053	$1,120,501	$1,099,586

Net claims and claim expense ratio:
Current accident year	70.7%	67.4%	68.2%	76.7%	69.5%
Prior accident years	0.4%	0.2%	(0.2)%	(0.6)%	(0.3)%
Calendar year	71.1%	67.6%	68.0%	76.1%	69.2%
Acquisition expense ratio	29.7%	31.2%	30.3%	32.5%	30.6%
Operating expense ratio	2.7%	2.6%	3.5%	2.5%	3.9%
Combined ratio	103.5%	101.4%	101.8%	111.1%	103.7%
Adjusted combined ratio (1)	102.3%	99.3%	99.5%	108.8%	101.3%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

9

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended December 31, 2025			Three months ended December 31, 2024
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$458	$345,641	$346,099	$47,159	$342,884	$390,043
Net premiums written	$(3,831)	$337,151	$333,320	$43,422	$332,714	$376,136
Net premiums earned	$561,723	$357,053	$918,776	$581,113	$357,545	$938,658
Net claims and claim expenses incurred	(194,807)	138,999	(55,808)	125,669	258,487	384,156
Acquisition expenses	79,598	101,062	180,660	86,832	105,156	191,988
Operational expenses	63,033	12,034	75,067	79,035	16,588	95,623
Underwriting income (loss)	$613,899	$104,958	$718,857	$289,577	$(22,686)	$266,891

Net claims and claim expenses incurred:
Current accident year	$(17,096)	$213,177	$196,081	$425,545	$306,662	$732,207
Prior accident years	(177,711)	(74,178)	(251,889)	(299,876)	(48,175)	(348,051)
Total	$(194,807)	$138,999	$(55,808)	$125,669	$258,487	$384,156

Net claims and claim expense ratio:
Current accident year	(3.0)%	59.7%	21.3%	73.2%	85.8%	78.0%
Prior accident years	(31.7)%	(20.8)%	(27.4)%	(51.6)%	(13.5)%	(37.1)%
Calendar year	(34.7)%	38.9%	(6.1)%	21.6%	72.3%	40.9%
Acquisition expense ratio	14.2%	28.3%	19.7%	15.0%	29.4%	20.5%
Operating expense ratio	11.2%	3.4%	8.2%	13.6%	4.6%	10.2%
Combined ratio	(9.3)%	70.6%	21.8%	50.2%	106.3%	71.6%
Adjusted combined ratio (1)	(11.0)%	69.7%	20.4%	47.4%	104.5%	69.2%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

10

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Year ended December 31, 2025			Year ended December 31, 2024
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$3,318,186	$1,623,955	$4,942,141	$2,996,890	$1,826,841	$4,823,731
Net premiums written	$2,643,774	$1,400,222	$4,043,996	$2,267,426	$1,566,210	$3,833,636
Net premiums earned	$2,540,454	$1,431,215	$3,971,669	$2,298,252	$1,552,100	$3,850,352
Net claims and claim expenses incurred	1,012,293	413,722	1,426,015	245,085	896,641	1,141,726
Acquisition expenses	305,051	409,801	714,852	324,745	433,809	758,554
Operational expenses	248,755	48,726	297,481	247,960	54,400	302,360
Underwriting income (loss)	$974,355	$558,966	$1,533,321	$1,480,462	$167,250	$1,647,712

Net claims and claim expenses incurred:
Current accident year	$1,625,689	$889,522	$2,515,211	$890,403	$1,070,175	$1,960,578
Prior accident years	(613,396)	(475,800)	(1,089,196)	(645,318)	(173,534)	(818,852)
Total	$1,012,293	$413,722	$1,426,015	$245,085	$896,641	$1,141,726

Net claims and claim expense ratio:
Current accident year	64.0%	62.2%	63.3%	38.7%	69.0%	50.9%
Prior accident years	(24.2)%	(33.3)%	(27.4)%	(28.0)%	(11.2)%	(21.2)%
Calendar year	39.8%	28.9%	35.9%	10.7%	57.8%	29.7%
Acquisition expense ratio	12.0%	28.6%	18.0%	14.1%	27.9%	19.6%
Operating expense ratio	9.8%	3.4%	7.5%	10.8%	3.5%	7.9%
Combined ratio	61.6%	60.9%	61.4%	35.6%	89.2%	57.2%
Adjusted combined ratio (1)	60.0%	59.8%	59.9%	32.5%	88.1%	54.9%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

11

Underwriting and Reserves
Gross Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Year ended		Y/Y $ Change	Y/Y % Change
	December 31, 2025	December 31, 2024			December 31, 2025	December 31, 2024
Property Segment
Catastrophe	$31,405	$14,737	$16,668	113.1%	$3,050,849	$2,905,086	$145,763	5.0%
Catastrophe - gross reinstatement premiums	(30,947)	32,422	(63,369)	(195.5)%	267,337	91,804	175,533	191.2%
Total catastrophe gross premiums written	458	47,159	(46,701)	(99.0)%	3,318,186	2,996,890	321,296	10.7%
Other property	344,834	339,711	5,123	1.5%	1,618,980	1,803,874	(184,894)	(10.2)%
Other property - gross reinstatement premiums	807	3,173	(2,366)	(74.6)%	4,975	22,967	(17,992)	(78.3)%
Total other property gross premiums written	345,641	342,884	2,757	0.8%	1,623,955	1,826,841	(202,886)	(11.1)%
Property segment gross premiums written	$346,099	$390,043	$(43,944)	(11.3)%	$4,942,141	$4,823,731	$118,410	2.5%

Casualty and Specialty Segment
General casualty (1)	$468,080	$541,354	$(73,274)	(13.5)%	$2,145,495	$2,280,818	$(135,323)	(5.9)%
Professional liability (2)	278,638	295,938	(17,300)	(5.8)%	1,076,897	1,212,134	(135,237)	(11.2)%
Credit (3)	302,710	136,412	166,298	121.9%	1,224,716	901,716	323,000	35.8%
Other specialty (4)	442,584	553,004	(110,420)	(20.0)%	2,349,171	2,514,667	(165,496)	(6.6)%
Casualty and Specialty segment gross premiums written	$1,492,012	$1,526,708	$(34,696)	(2.3)%	$6,796,279	$6,909,335	$(113,056)	(1.6)%

(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

12

Underwriting and Reserves
Net Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Year ended		Y/Y $ Change	Y/Y % Change
	December 31, 2025	December 31, 2024			December 31, 2025	December 31, 2024
Property Segment
Catastrophe	$22,722	$5,302	$17,420	328.6%	$2,359,623	$2,193,103	$166,520	7.6%
Catastrophe - net reinstatement premiums	(26,553)	38,120	(64,673)	(169.7)%	284,151	74,323	209,828	282.3%
Total catastrophe net premiums written	(3,831)	43,422	(47,253)	(108.8)%	2,643,774	2,267,426	376,348	16.6%
Other property	337,024	329,495	7,529	2.3%	1,394,053	1,549,838	(155,785)	(10.1)%
Other property - net reinstatement premiums	127	3,219	(3,092)	(96.1)%	6,169	16,372	(10,203)	(62.3)%
Total other property net premiums written	337,151	332,714	4,437	1.3%	1,400,222	1,566,210	(165,988)	(10.6)%
Property segment net premiums written	$333,320	$376,136	$(42,816)	(11.4)%	$4,043,996	$3,833,636	$210,360	5.5%

Casualty and Specialty Segment
General casualty (1)	$440,792	$524,530	$(83,738)	(16.0)%	$2,022,117	$2,196,827	$(174,710)	(8.0)%
Professional liability (2)	254,665	283,191	(28,526)	(10.1)%	996,086	1,157,692	(161,606)	(14.0)%
Credit (3)	207,466	105,126	102,340	97.3%	956,264	661,430	294,834	44.6%
Other specialty (4)	362,356	462,645	(100,289)	(21.7)%	1,851,737	2,102,631	(250,894)	(11.9)%
Casualty and Specialty segment net premiums written	$1,265,279	$1,375,492	$(110,213)	(8.0)%	$5,826,204	6,118,580	$(292,376)	(4.8)%
(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

13

Underwriting and Reserves
Net Premiums Earned

	Three months ended		Q/Q $ Change	Q/Q % Change	Year ended		Y/Y $ Change	Y/Y % Change
	December 31, 2025	December 31, 2024			December 31, 2025	December 31, 2024
Property Segment
Catastrophe	$588,276	$542,993	$45,283	8.3%	$2,256,303	$2,223,929	$32,374	1.5%
Catastrophe - net reinstatement premiums	(26,553)	38,120	(64,673)	(169.7)%	284,151	74,323	209,828	282.3%
Total catastrophe net premiums earned	561,723	581,113	(19,390)	(3.3)%	2,540,454	2,298,252	242,202	10.5%
Other property	356,926	354,326	2,600	0.7%	1,425,046	1,535,728	(110,682)	(7.2)%
Other property - net reinstatement premiums	127	3,219	(3,092)	(96.1)%	6,169	16,372	(10,203)	(62.3)%
Total other property net premiums earned	357,053	357,545	(492)	(0.1)%	1,431,215	1,552,100	(120,885)	(7.8)%
Property segment net premiums earned	$918,776	$938,658	$(19,882)	(2.1)%	$3,971,669	$3,850,352	$121,317	3.2%

Casualty and Specialty Segment
General casualty (1)	$486,094	$578,024	$(91,930)	(15.9)%	$2,174,983	$2,270,229	$(95,246)	(4.2)%
Professional liability (2)	297,131	301,947	(4,816)	(1.6)%	1,075,431	1,160,995	(85,564)	(7.4)%
Credit (3)	207,195	179,745	27,450	15.3%	858,452	761,718	96,734	12.7%
Other specialty (4)	425,246	529,192	(103,946)	(19.6)%	1,820,647	2,052,466	(231,819)	(11.3)%
Casualty and Specialty segment net premiums earned	$1,415,666	$1,588,908	$(173,242)	(10.9)%	$5,929,513	$6,245,408	$(315,895)	(5.1)%
(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

14

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2025
Property	$1,797,427	$1,679,848	$2,208,709	$5,685,984
Casualty and Specialty	3,393,451	327,941	12,894,969	16,616,361
Total	$5,190,878	$2,007,789	$15,103,678	$22,302,345

December 31, 2024
Property	$1,845,228	$1,905,553	$2,821,958	$6,572,739
Casualty and Specialty	3,081,081	295,074	11,354,597	14,730,752
Total	$4,926,309	$2,200,627	$14,176,555	$21,303,491

15

RenaissanceRe Holdings Ltd.
Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended December 31, 2025			Three months ended December 31, 2024
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$22,712,860	$4,085,093	$18,627,767	$21,221,194	$4,738,637	$16,482,557
Incurred claims and claim expenses
Current year	1,322,298	125,862	1,196,436	2,076,717	239,499	1,837,218
Prior years	(282,237)	(36,939)	(245,298)	(516,213)	(162,737)	(353,476)
Total incurred claims and claim expenses	1,040,061	88,923	951,138	1,560,504	76,762	1,483,742
Paid claims and claim expenses
Current year	236,091	30,035	206,056	270,496	34,149	236,347
Prior years	1,225,932	239,481	986,451	1,016,922	243,564	773,358
Total paid claims and claim expenses	1,462,023	269,516	1,192,507	1,287,418	277,713	1,009,705
Foreign exchange and other (1)	11,447	(4,587)	16,034	(190,789)	(56,296)	(134,493)
Reserve for claims and claim expenses, end of period	$22,302,345	$3,899,913	$18,402,432	$21,303,491	$4,481,390	$16,822,101

	Year ended December 31, 2025			Year ended December 31, 2024
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$21,303,491	$4,481,390	$16,822,101	$20,486,869	$5,344,286	$15,142,583
Incurred claims and claim expenses
Current year	7,620,325	913,553	6,706,772	6,944,379	760,064	6,184,315
Prior years	(1,465,755)	(374,822)	(1,090,933)	(1,314,623)	(463,289)	(851,334)
Total incurred claims and claim expenses	6,154,570	538,731	5,615,839	5,629,756	296,775	5,332,981
Paid claims and claim expenses
Current year	1,153,506	184,355	969,151	572,068	83,618	488,450
Prior years	4,286,713	927,079	3,359,634	4,170,400	1,061,040	3,109,360
Total paid claims and claim expenses	5,440,219	1,111,434	4,328,785	4,742,468	1,144,658	3,597,810
Foreign exchange and other (1)	284,503	(8,774)	293,277	(70,666)	(15,013)	(55,653)
Reserve for claims and claim expenses, end of period	$22,302,345	$3,899,913	$18,402,432	$21,303,491	$4,481,390	$16,822,101
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date, as well as reinsurance transactions accounted for under retroactive reinsurance accounting.

16

Managed Joint Ventures and Fee Income
Fee Income
The table below shows the total fee income earned from third-party capital management activities, including various joint ventures and managed funds, and certain structured reinsurance products.

	Three months ended		Year ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Management fee income	$52,002	$53,536	$207,484	$219,860
Performance fee income (loss) (1)	49,626	23,568	121,368	106,936
Total fee income	$101,628	$77,104	$328,852	$326,796
(1)Performance fees are based on the performance of the individual vehicles or products and may be zero or negative in a particular period. For example, large losses could potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended		Year ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Fee income contributing to:
Net income (loss) attributable to redeemable noncontrolling interests	$87,877	$73,514	$250,089	$283,873
Underwriting income (loss) (1)	13,751	2,893	78,763	42,923
Equity in earnings (losses) of other ventures	—	697	—	—
Total fee income	$101,628	$77,104	$328,852	$326,796
(1)Reflects total fee income earned from third-party capital management activities and certain structured reinsurance products recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

17

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below shows the total fee income earned from third-party capital management activities, including various joint ventures and managed funds, and certain structured reinsurance products.

	Three months ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Management fee income	$52,002	$53,014	$56,407	$46,061	$53,536
Performance fee income (loss) (1)	49,626	48,796	38,550	(15,604)	23,568
Total fee income	$101,628	$101,810	$94,957	$30,457	$77,104
(1)Performance fees are based on the performance of the individual vehicles or products and may be zero or negative in a particular period. For example, large losses could potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Fee income contributing to:
Net income (loss) attributable to redeemable noncontrolling interests	$87,877	$88,689	$82,465	$(8,942)	$73,514
Underwriting income (loss) (1)	13,751	13,121	12,492	39,399	2,893
Equity in earnings (losses) of other ventures	—	—	—	—	697
Total fee income	$101,628	$101,810	$94,957	$30,457	$77,104
(1)Reflects total fee income earned from third-party capital management activities and certain structured reinsurance products recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

18

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe Holdings Ltd. (“DaVinci”), RenaissanceRe Medici Fund Ltd. (“Medici”), Vermeer Reinsurance Ltd. (“Vermeer”) and Fontana Holdings L.P. and its subsidiaries (“Fontana”) (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.

A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended		Year ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Redeemable noncontrolling interests - DaVinci	$(247,375)	$(103,243)	$(596,851)	$(627,055)
Redeemable noncontrolling interests - Medici	(28,947)	(19,926)	(162,676)	(202,941)
Redeemable noncontrolling interests - Vermeer	(101,248)	(61,431)	(122,574)	(244,560)
Redeemable noncontrolling interests - Fontana	(9,552)	14,162	(53,308)	(15,616)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(387,122)	$(170,438)	$(935,409)	$(1,090,172)

	Three months ended		Year ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(396,085)	$(297,303)	$(862,512)	$(1,175,832)
Non-operating (income) loss attributable to redeemable noncontrolling interests	8,963	126,865	(72,897)	85,660
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(387,122)	$(170,438)	$(935,409)	$(1,090,172)
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

19

Managed Joint Ventures and Fee Income
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheets is set forth below:

	December 31, 2025	December 31, 2024
Redeemable noncontrolling interests - DaVinci	$3,701,637	$3,061,708
Redeemable noncontrolling interests - Medici	1,398,166	1,646,745
Redeemable noncontrolling interests - Vermeer	1,922,431	1,799,857
Redeemable noncontrolling interests - Fontana	579,858	469,439
Redeemable noncontrolling interests	$7,602,092	$6,977,749

A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	December 31, 2025	December 31, 2024
DaVinci	75.7%	74.6%
Medici	88.7%	84.2%
Vermeer	100.0%	100.0%
Fontana	71.3%	73.5%

20

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations and Balance Sheet Data

	Three months ended		Year ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Revenues
Gross premiums written	$(546)	$26,116	$1,574,926	$1,350,633
Net premiums written	$(2,265)	$22,457	$1,435,631	$1,237,358
Decrease (increase) in unearned premiums	314,609	292,628	(51,319)	(15,352)
Net premiums earned	312,344	315,085	1,384,312	1,222,006
Net investment income	69,874	65,012	270,556	245,859
Net foreign exchange gains (losses)	(673)	(2,022)	(4,075)	(6,357)
Net realized and unrealized gains (losses) on investments	1,380	(87,045)	62,700	(38,897)
Total revenues	382,925	291,030	1,713,493	1,422,611
Expenses
Net claims and claim expenses incurred	(82,484)	38,131	506,735	149,132
Acquisition expenses	100,312	78,903	268,206	285,422
Operational expenses	33,004	33,267	126,877	141,529
Corporate expenses	57	99	402	405
Interest expense	4,545	1,859	17,474	7,435
Total expenses	55,434	152,259	919,694	583,923
Income (loss) before taxes	327,491	138,771	793,799	838,688
Income tax benefit (expense)	(794)	(505)	(5,569)	(4,519)
Net income (loss) available (attributable) to DaVinci common shareholders	$326,697	$138,266	$788,230	$834,169

Net claims and claim expense ratio - current accident year	11.0%	73.4%	61.9%	43.3%
Net claims and claim expense ratio - prior accident years	(37.4)%	(61.3)%	(25.3)%	(31.1)%
Net claims and claim expense ratio - calendar year	(26.4)%	12.1%	36.6%	12.2%
Underwriting expense ratio	42.7%	35.6%	28.5%	35.0%
Combined ratio	16.3%	47.7%	65.1%	47.2%

Balance Sheet Data:	December 31, 2025	December 31, 2024
Total investments	$6,246,947	$5,278,475
Total assets	7,225,478	6,083,895
Reserve for claims and claim expenses	1,485,378	1,393,188
Debt	296,972	149,897
Total shareholders’ equity	4,888,369	4,100,139

21

Investments
Total Investment Result
	Managed (1)		Retained (2)
	Three months ended		Three months ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net investment income
Fixed maturity investments trading	$290,236	$295,773	$224,149	$239,438
Short term investments	49,250	41,230	24,174	14,925
Equity investments
Fixed income exchange traded funds	25,309	—	25,309	—
Common stock (3)	720	641	707	639
Other investments
Catastrophe bonds	47,260	60,984	4,752	9,442
Fund and direct private equity investments (3)	29,178	22,932	29,490	22,932
Cash and cash equivalents	11,891	13,894	11,046	13,111
	453,844	435,454	319,627	300,487
Investment expenses	(7,184)	(6,644)	(5,429)	(5,250)
Net investment income	$446,660	$428,810	$314,198	$295,237

Equity in earnings (losses) of other ventures (4)	$20,620	$14,652	$20,620	$14,652

Net realized and unrealized gains (losses) on investments (5)
Fixed maturity-related investments (6)	$(3,966)	$(656,656)	$(5,371)	$(569,056)
Equity-related investments (7)	41,637	(22,787)	41,577	(22,805)
Commodity-related investments (8)	121,083	(9,608)	121,083	(9,602)
Other investments
Catastrophe bonds	(1,141)	11,262	(218)	1,689
Fund and direct private equity investments (3)	29,105	47,442	29,052	47,442
Net realized and unrealized gains (losses) on investments	$186,718	$(630,347)	$186,123	$(552,332)
Total investment result (4)	$653,998	$(186,885)	$520,941	$(242,443)

Average invested assets	$35,938,698	$32,836,567	$25,885,223	$23,593,213

Net investment income return - annualized	5.1%	5.3%	4.9%	5.3%
Total investment return - annualized (4)	7.5%	(2.1)%	8.3%	(4.0)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income, equity in earnings (losses) of other ventures and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)In 2025, the Company revised the description of its “other equity investments” to “common stock” and its “other investments - other” to “other investments - fund and direct private equity investments.”
(4)In 2025, the Company revised its presentation of “total investment result” and “total investment return - annualized” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented have been updated to conform to the current presentation.
(5)In 2025, the Company revised its presentation of “net realized and unrealized gains (losses) on investments” to show amounts based on net investment exposure, which takes into account related derivative impacts. Comparative information for the prior periods have been updated to conform to the current presentation.
(6)Includes fixed maturity investments and investment-related derivatives, which includes interest rate futures, credit default swaps and interest rate swaps.
(7)Includes equity investments and investment-related derivatives, which includes equity futures and warrants.
(8)Represents commodity-related derivatives, which includes commodity futures and commodity options.

22

Investments
Total Investment Result
	Managed (1)			Retained (2)
	Year ended			Year ended
	December 31, 2025	December 31, 2024		December 31, 2025	December 31, 2024
Net investment income
Fixed maturity investments trading	$1,144,271	$1,116,649		$893,997	$904,895
Short term investments	190,549	183,153		93,593	81,141
Equity investments
Fixed income exchange traded funds	48,897	—		48,897	—
Common stock (3)	2,671	2,460		2,654	2,458
Other investments
Catastrophe bonds	200,465	238,844		25,535	33,493
Fund and direct private equity investments (3)	96,629	82,457		96,941	82,457
Cash and cash equivalents	47,379	54,241		43,533	51,681
	1,730,861	1,677,804		1,205,150	1,156,125
Investment expenses	(27,386)	(23,515)		(21,157)	(18,097)
Net investment income	$1,703,475	$1,654,289		$1,183,993	$1,138,028

Equity in earnings (losses) of other ventures (4)	$71,332	$47,087		$71,332	$47,087

Net realized and unrealized gains (losses) on investments (5)
Fixed maturity-related investments (6)	$504,000	$(382,580)		$431,400	$(344,746)
Equity-related investments (7)	188,270	13,309		188,053	13,190
Commodity-related investments (8)	415,495	76,545		415,495	76,548
Other investments
Catastrophe bonds	(10,978)	62,353		(4,359)	10,612
Fund and direct private equity investments (3)	84,481	202,533		84,428	202,533
Net realized and unrealized gains (losses) on investments	$1,181,268	$(27,840)	$—	$1,115,017	$(41,863)
Total investment result (4)	$2,956,075	$1,673,536		$2,370,342	$1,143,252

Average invested assets	$34,521,277	$31,010,883		$24,854,088	$22,190,803

Net investment income return - annualized	5.0%	5.5%		4.8%	5.1%
Total investment return - annualized (4)	8.6%	5.6%		9.5%	5.2%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income, equity in earnings (losses) of other ventures and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)In 2025, the Company revised the description of its “other equity investments” to “common stock” and its “other investments - other” to “other investments - fund and direct private equity investments.”
(4)In 2025, the Company revised its presentation of “total investment result” and “total investment return - annualized” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented have been updated to conform to the current presentation.
(5)In 2025, the Company revised its presentation of “net realized and unrealized gains (losses) on investments” to show amounts based on net investment exposure, which takes into account related derivative impacts. Comparative information for the prior periods have been updated to conform to the current presentation.
(6)Includes fixed maturity investments and investment-related derivatives, which includes interest rate futures, credit default swaps and interest rate swaps.
(7)Includes equity investments and investment-related derivatives, which includes equity futures and warrants.
(8)Represents commodity-related derivatives, which includes commodity futures and commodity options.

23

Investments
Investments Composition

	December 31, 2025				December 31, 2024
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,641,503	$134,072	$7,651,734	$101,770	$11,001,893	$(60,748)	$8,434,097	$(65,990)
Corporate	8,528,828	75,453	6,654,252	49,673	7,862,423	(57,047)	6,474,619	(57,112)
Other (3)	5,713,992	16,447	4,787,279	18,137	4,698,198	(70,231)	4,063,827	(55,176)
Total fixed maturity investments trading, at fair value	24,884,323	225,972	19,093,265	169,580	23,562,514	(188,026)	18,972,543	(178,278)
Short term investments, at fair value	4,759,811	(216)	1,831,823	(10)	4,531,655	(511)	1,527,469	(97)
Equity investments, at fair value
Fixed income exchange traded funds	1,582,811	26,827	1,582,811	26,827	—	—	—	—
Common stock (4)	150,179	95,243	146,514	95,056	117,756	73,270	117,596	73,311
Total equity investments, at fair value	1,732,990	122,070	1,729,325	121,883	117,756	73,270	117,596	73,311
Other investments, at fair value
Catastrophe bonds	1,613,710	25,617	231,893	1,445	1,984,396	(16,861)	329,472	(28,524)
Fund investments	2,775,499	381,941	2,762,301	382,200	2,128,499	256,379	2,128,499	256,379
Direct private equity investments	185,005	71,612	185,005	71,612	211,866	99,473	211,866	99,473
Total other investments, at fair value	4,574,214	479,170	3,179,199	455,257	4,324,761	338,991	2,669,837	327,328
Investments in other ventures, under equity method	121,871	—	121,871	—	102,770	—	102,770	—
Total investments	$36,073,209	$826,996	$25,955,483	$746,710	$32,639,456	$223,724	$23,390,215	$222,264

	December 31, 2025		December 31, 2024
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (5)	4.8%	4.8%	5.4%	5.3%
Average duration of investments, in years (5)	2.6	3.0	2.9	3.4
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)		$3.86		$(3.55)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(4)In 2025, the Company revised the description of its “other equity investments” to “common stock.”
(5)Excludes common stock, direct private equity investments, private equity funds, hedge funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See “Comments on Non-GAAP Financial Measures” for reconciliation of non-GAAP financial measures.

24

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments Not Subject to Credit Ratings
December 31, 2025	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,641,503	$—	$10,641,503	$—	$—	$—	$—	$—
Corporate	8,528,828	167,093	274,849	3,387,274	3,589,630	1,088,759	21,223	—
Residential mortgage-backed	2,606,882	142,869	2,334,421	1,680	3,445	64,256	60,211	—
Asset-backed	1,606,790	1,206,744	198,911	127,934	63,251	—	9,950	—
Non-U.S. government	691,912	411,169	202,832	75,187	2,724	—	—	—
Agencies	486,817	—	486,380	—	—	437	—	—
Commercial mortgage-backed	321,591	265,933	54,348	1,235	—	—	75	—
Total fixed maturity investments trading, at fair value	24,884,323	2,193,808	14,193,244	3,593,310	3,659,050	1,153,452	91,459	—

Short term investments, at fair value	4,759,811	3,473,376	1,265,466	7,433	13,058	468	10	—

Equity investments, at fair value
Fixed income exchange traded funds (3)	1,582,811	—	366,828	230,276	—	985,707	—	—
Common stock (4)	150,179	—	—	—	—	—	—	150,179
Total equity investments, at fair value	1,732,990	—	366,828	230,276	—	985,707	—	150,179

Other investments, at fair value
Catastrophe bonds	1,613,710	—	—	—	—	1,613,710	—	—
Fund investments
Private credit funds	1,445,158	—	—	—	—	—	—	1,445,158
Private equity funds	701,837	—	—	—	—	—	—	701,837
Hedge funds	473,990	—	—	—	—	—	—	473,990
Insurance-linked securities funds	154,514	—	—	—	—	—	—	154,514
Direct private equity investments	185,005	—	—	—	—	—	—	185,005
Total other investments, at fair value	4,574,214	—	—	—	—	1,613,710	—	2,960,504

Investments in other ventures, under equity method	121,871	—	—	—	—	—	—	121,871

Total investments	$36,073,209	$5,667,184	$15,825,538	$3,831,019	$3,672,108	$3,753,337	$91,469	$3,232,554
	100.0%	15.6%	43.9%	10.6%	10.2%	10.4%	0.3%	9.0%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)The fixed income exchange traded funds credit ratings included in this table are based on the weighted average credit rating of the underlying investments held by the exchange traded fund.
(4)In 2025, the Company revised the description of its “other equity investments” to “common stock.”

25

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments Not Subject to Credit Ratings
December 31, 2025	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$7,651,734	$—	$7,651,734	$—	$—	$—	$—	$—
Corporate	6,654,252	136,337	227,439	2,749,392	2,792,407	731,741	16,936	—
Residential mortgage-backed	2,115,410	120,133	1,865,685	1,680	3,445	64,256	60,211	—
Asset-backed	1,475,915	1,112,965	198,911	93,527	60,562	—	9,950	—
Non-U.S. government	549,233	323,379	156,864	66,266	2,724	—	—	—
Agencies	379,298	—	378,996	—	—	302	—	—
Commercial mortgage-backed	267,423	230,795	36,253	300	—	—	75	—
Total fixed maturity investments trading, at fair value	19,093,265	1,923,609	10,515,882	2,911,165	2,859,138	796,299	87,172	—

Short term investments, at fair value	1,831,823	1,116,771	694,399	7,433	12,986	224	10	—

Equity investments, at fair value
Fixed income exchange traded funds (3)	1,582,811	—	366,828	230,276	—	985,707	—	—
Common stock (4)	146,514	—	—	—	—	—	—	146,514
Total equity investments, at fair value	1,729,325	—	366,828	230,276	—	985,707	—	146,514

Other investments, at fair value
Catastrophe bonds	231,893	—	—	—	—	231,893	—	—
Fund investments
Private credit funds	1,431,960	—	—	—	—	—	—	1,431,960
Private equity funds	701,837	—	—	—	—	—	—	701,837
Hedge funds	473,990	—	—	—	—	—	—	473,990
Insurance-linked securities funds	154,514	—	—	—	—	—	—	154,514
Direct private equity investments	185,005	—	—	—	—	—	—	185,005
Total other investments, at fair value	3,179,199	—	—	—	—	231,893	—	2,947,306

Investments in other ventures, under equity method	121,871	—	—	—	—	—	—	121,871

Total investments	$25,955,483	$3,040,380	$11,577,109	$3,148,874	$2,872,124	$2,014,123	$87,182	$3,215,691
	100.0%	11.7%	44.6%	12.1%	11.1%	7.8%	0.3%	12.4%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)The fixed income exchange traded funds credit ratings included in this table are based on the weighted average credit rating of the underlying investments held by the exchange traded fund.
(4)In 2025, the Company revised the description of its “other equity investments” to “common stock.”

26

Other Items
Earnings per Share

	Three months ended		Year ended
(common shares in thousands)	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$751,638	$(198,503)	$2,646,959	$1,834,985
Amount allocated to participating common shareholders (1)	(12,650)	(512)	(42,424)	(27,472)
Net income (loss) allocated to RenaissanceRe common shareholders	$738,988	$(199,015)	$2,604,535	$1,807,513
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	43,943	50,429	46,316	51,186
Per common share equivalents of non-vested shares (2)	183	—	167	153
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	44,126	50,429	46,483	51,339
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$16.82	$(3.95)	$56.23	$35.31
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$16.75	$(3.95)	$56.03	$35.21
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted. For the three months ended December 31, 2024, per common share equivalents of non-vested shares of 183.0 thousand could potentially be dilutive in future periods if the Company reports net income allocated to RenaissanceRe common shareholders.

27

Comments on Non-GAAP Financial Measures
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

28

Comments on Non-GAAP Financial Measures
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders, Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders per Common Share – Diluted and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) expenses or revenues associated with acquisitions, dispositions and impairments, (4) acquisition related purchase accounting adjustments, (5) the Bermuda net deferred tax benefit recorded prior to the January 1, 2025 effective date of the Bermuda corporate income tax and the Bermuda deferred tax benefit resulting from Bermuda law changes enacted in 2025, (6) the income tax expense or benefit associated with these adjustments, and (7) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.”
The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized” are useful to management and investors because they provide for better comparability and more accurately measure the Company’s results of operations and remove variability. Additionally, management believes that these measures provide a view of the Company’s underlying business that allows for better comparisons of the Company’s performance over time by focusing on the Company’s core business operations.
The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.”

29

Comments on Non-GAAP Financial Measures

	Three months ended		Year ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$751,638	$(198,503)	$2,646,959	$1,834,985
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(187,859)	641,609	(1,192,246)	90,193
Net foreign exchange losses (gains)	15,713	48,382	13,504	76,076
Expenses (revenues) associated with acquisitions, dispositions and impairments	34	15,975	5,418	70,943
Acquisition related purchase accounting adjustments (1)	30,440	59,763	177,406	242,938
Bermuda net deferred tax asset (2)	(41,841)	(449)	(41,841)	(8,339)
Income tax expense (benefit) (3)	41,983	(33,035)	177,594	13,290
Net income (loss) attributable to redeemable noncontrolling interests (4)	(8,963)	(126,865)	72,897	(85,660)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$601,145	$406,877	$1,859,691	$2,234,426

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$16.75	$(3.95)	$56.03	$35.21
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(4.26)	12.72	(25.65)	1.76
Net foreign exchange losses (gains)	0.36	0.96	0.29	1.48
Expenses (revenues) associated with acquisitions, dispositions and impairments	—	0.33	0.12	1.38
Acquisition related purchase accounting adjustments (1)	0.69	1.19	3.82	4.73
Bermuda net deferred tax asset (2)	(0.95)	(0.01)	(0.90)	(0.16)
Income tax expense (benefit) (3)	0.95	(0.66)	3.82	0.26
Net income (loss) attributable to redeemable noncontrolling interests (4)	(0.20)	(2.52)	1.57	(1.67)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$13.34	$8.06	$39.10	$42.99

Return on average common equity - annualized	27.8%	(7.8)%	25.9%	19.3%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(7.0)%	25.3%	(11.7)%	0.9%
Net foreign exchange losses (gains)	0.6%	1.9%	0.1%	0.8%
Expenses (revenues) associated with acquisitions, dispositions and impairments	—%	0.5%	0.2%	0.8%
Acquisition related purchase accounting adjustments (1)	1.1%	2.4%	1.7%	2.6%
Bermuda net deferred tax asset (2)	(1.5)%	—%	(0.4)%	(0.1)%
Income tax expense (benefit) (3)	1.6%	(1.3)%	1.7%	0.1%
Net income (loss) attributable to redeemable noncontrolling interests (4)	(0.3)%	(5.0)%	0.7%	(0.9)%
Operating return on average common equity - annualized	22.3%	16.0%	18.2%	23.5%
(1)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization (accretion) of value of business acquired (“VOBA”) and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the three months and year ended December 31, 2025 for the acquisitions of Validus $27.3 million and $166.6 million, respectively (2024 - $56.0 million and $227.9 million, respectively); and TMR and Platinum $3.2 million and $10.8 million, respectively (2024 - $3.8 million and $15.0 million, respectively).
(2)Represents the net deferred tax benefit related to the 15% Bermuda corporate income tax recorded prior to the January 1, 2025 effective date and the deferred tax benefit related to Bermuda law changes enacted in 2025.
(3)Represents the income tax expense or benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory income tax rates of applicable jurisdictions, adjusted for relevant factors and other applicable income taxes.
(4)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

30

Comments on Non-GAAP Financial Measures

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) other goodwill and intangible assets, and (3) acquisition related purchase accounting adjustments. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) other goodwill and intangible assets, and (3) acquisition related purchase accounting adjustments, plus accumulated dividends.
The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns by excluding the impact of goodwill and intangible assets and acquisition related purchase accounting adjustments to provide for better comparability and a more accurate measure of the Company’s underlying operations. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	December 31, 2025	December 31, 2024
Book value per common share	$247.00	$195.77
Adjustment for:
Acquisition related goodwill and other intangible assets (1)	(14.40)	(14.03)
Other goodwill and intangible assets (2)	(0.21)	(0.18)
Acquisition related purchase accounting adjustments (3)	(2.29)	(4.38)
Tangible book value per common share	230.10	177.18
Adjustment for accumulated dividends	29.68	28.08
Tangible book value per common share plus accumulated dividends	$259.78	$205.26

Year to date change in book value per common share	26.2%	18.5%
Year to date change in book value per common share plus change in accumulated dividends	27.0%	19.4%
Year to date change in tangible book value per common share plus change in accumulated dividends	30.8%	26.0%
(1)Represents the acquired goodwill and other intangible assets at December 31, 2025 of $633.1 million (December 31, 2024 - $704.1 million) for the acquisitions of Validus $408.0 million (December 31, 2024 - $476.3 million), TMR $25.0 million (December 31, 2024 - $26.0 million) and Platinum $200.1 million (December 31, 2024 - $201.8 million).
(2)At December 31, 2025, the adjustment for other goodwill and intangible assets included $8.9 million (December 31, 2024 - $8.9 million) of goodwill and other intangibles included in investments in other ventures, under equity method.
(3)Represents the purchase accounting adjustments related to the unamortized VOBA and acquisition costs, and the fair value adjustments to reserves at December 31, 2025 for the acquisitions of Validus $57.7 million (December 31, 2024 - $168.6 million), TMR $43.6 million (December 31, 2024 - $51.6 million) and Platinum $(0.5) million (December 31, 2024 - $(0.6) million).

31

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio
The Company has included in this Financial Supplement “adjusted combined ratio” for the Company, its reportable segments and certain classes of business. “Adjusted combined ratio” is defined as the combined ratio adjusted for the impact of acquisition related purchase accounting, which includes the amortization of acquisition related intangible assets, purchase accounting adjustments related to the amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum. The combined ratio is calculated as the sum of (1) net claims and claim expenses incurred, (2) acquisition expenses, and (3) operational expenses; divided by net premiums earned. The acquisition related purchase accounting adjustments impact net claims and claim expenses incurred and acquisition expenses. The Company’s management believes “adjusted combined ratio” is useful to management and investors because it provides for better comparability and more accurately measures the Company’s underlying underwriting performance. The following table is a reconciliation of combined ratio to “adjusted combined ratio.”

	Three months ended December 31, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	(9.3)%	70.6%	21.8%	103.5%	71.4%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.7)%	(0.9)%	(1.4)%	(1.2)%	(1.4)%
Adjusted combined ratio	(11.0)%	69.7%	20.4%	102.3%	70.0%

	Three months ended September 30, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	(6.0)%	45.0%	15.5%	101.4%	68.4%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.6)%	(0.8)%	(1.3)%	(2.1)%	(1.8)%
Adjusted combined ratio	(7.6)%	44.2%	14.2%	99.3%	66.6%

	Three months ended June 30, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	18.2%	43.7%	27.4%	101.8%	75.1%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.8)%	(1.2)%	(1.6)%	(2.3)%	(2.1)%
Adjusted combined ratio	16.4%	42.5%	25.8%	99.5%	73.0%

	Three months ended March 31, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	175.6%	83.6%	148.7%	111.1%	128.3%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.6)%	(1.5)%	(1.6)%	(2.3)%	(1.9)%
Adjusted combined ratio	174.0%	82.1%	147.1%	108.8%	126.4%

	Three months ended December 31, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	50.2%	106.3%	71.6%	103.7%	91.7%
Adjustment for acquisition related purchase accounting adjustments (1)	(2.8)%	(1.8)%	(2.4)%	(2.4)%	(2.3)%
Adjusted combined ratio	47.4%	104.5%	69.2%	101.3%	89.4%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

32

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio

	Year ended December 31, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	61.6%	60.9%	61.4%	104.4%	87.2%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.6)%	(1.1)%	(1.5)%	(2.0)%	(1.8)%
Adjusted combined ratio	60.0%	59.8%	59.9%	102.4%	85.4%

	Year ended December 31, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	35.6%	89.2%	57.2%	100.4%	83.9%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.1)%	(1.1)%	(2.3)%	(2.4)%	(2.4)%
Adjusted combined ratio	32.5%	88.1%	54.9%	98.0%	81.5%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

33

Comments on Non-GAAP Financial Measures
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result” is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders and provides for a better understanding of the investment risk profile and returns that ultimately affect the Company and influence returns. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended December 31, 2025			Three months ended December 31, 2024
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Net investment income
Fixed maturity investments trading	$290,236	$(66,087)	$224,149	$295,773	$(56,335)	$239,438
Short term investments	49,250	(25,076)	24,174	41,230	(26,305)	14,925
Equity investments
Fixed income exchange traded funds	25,309	—	25,309	—	—	—
Common stock (4)	720	(13)	707	641	(2)	639
Other investments
Catastrophe bonds	47,260	(42,508)	4,752	60,984	(51,542)	9,442
Fund and direct private equity investments (4)	29,178	312	29,490	22,932	—	22,932
Cash and cash equivalents	11,891	(845)	11,046	13,894	(783)	13,111
	453,844	(134,217)	319,627	435,454	(134,967)	300,487
Investment expenses	(7,184)	1,755	(5,429)	(6,644)	1,394	(5,250)
Net investment income	$446,660	$(132,462)	$314,198	$428,810	$(133,573)	$295,237

Equity in earnings (losses) of other ventures (5)	$20,620	$—	$20,620	$14,652	$—	$14,652

Net realized and unrealized gains (losses) on investments (6)
Fixed maturity-related investments (7)	$(3,966)	$(1,405)	$(5,371)	$(656,656)	$87,600	$(569,056)
Equity-related investments (8)	41,637	(60)	41,577	(22,787)	(18)	(22,805)
Commodity-related investments (9)	121,083	—	121,083	(9,608)	6	(9,602)
Other investments
Catastrophe bonds	(1,141)	923	(218)	11,262	(9,573)	1,689
Fund and direct private equity investments (4)	29,105	(53)	29,052	47,442	—	47,442
Net realized and unrealized gains (losses) on investments	$186,718	$(595)	$186,123	$(630,347)	$78,015	$(552,332)
Total investment result (5)	$653,998	$(133,057)	$520,941	$(186,885)	$(55,558)	$(242,443)

Average invested assets	$35,938,698	$(10,053,475)	$25,885,223	$32,836,567	$(9,243,354)	$23,593,213

Net investment income return - annualized	5.1%	(0.2)%	4.9%	5.3%	—%	5.3%
Total investment return - annualized (5)	7.5%	0.8%	8.3%	(2.1)%	(1.9)%	(4.0)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income, equity in earnings (losses) of other ventures and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)In 2025, the Company revised the description of its “other equity investments” to “common stock” and its “other investments - other” to “other investments - fund and direct private equity investments.”
(5)In 2025, the Company revised its presentation of “total investment result” and “total investment return - annualized” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented have been updated to conform to the current presentation.
(6)In 2025, the Company revised its presentation of “net realized and unrealized gains (losses) on investments” to show amounts based on net investment exposure, which takes into account related derivative impacts. Comparative information for the prior periods have been updated to conform to the current presentation.
(7)Includes fixed maturity investments and investment-related derivatives, which includes interest rate futures, credit default swaps and interest rate swaps.
(8)Includes equity investments and investment-related derivatives, which includes equity futures and warrants.
(9)Represents commodity-related derivatives, which includes commodity futures and commodity options.

34

Comments on Non-GAAP Financial Measures
Retained Total Investment Result

	Year ended December 31, 2025			Year ended December 31, 2024
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Net investment income
Fixed maturity investments trading	$1,144,271	$(250,274)	$893,997	$1,116,649	$(211,754)	$904,895
Short term investments	190,549	(96,956)	93,593	183,153	(102,012)	81,141
Equity investments
Fixed income exchange traded funds	48,897	—	48,897	—	—	—
Common stock (4)	2,671	(17)	2,654	2,460	(2)	2,458
Other investments
Catastrophe bonds	200,465	(174,930)	25,535	238,844	(205,351)	33,493
Fund and direct private equity investments (4)	96,629	312	96,941	82,457	—	82,457
Cash and cash equivalents	47,379	(3,846)	43,533	54,241	(2,560)	51,681
	1,730,861	(525,711)	1,205,150	1,677,804	(521,679)	1,156,125
Investment expenses	(27,386)	6,229	(21,157)	(23,515)	5,418	(18,097)
Net investment income	$1,703,475	$(519,482)	$1,183,993	$1,654,289	$(516,261)	$1,138,028

Equity in earnings (losses) of other ventures (5)	$71,332	$—	$71,332	$47,087	$—	$47,087

Net realized and unrealized gains (losses) on investments (6)
Fixed maturity-related investments (7)	$504,000	$(72,600)	$431,400	$(382,580)	$37,834	$(344,746)
Equity-related investments (8)	188,270	(217)	188,053	13,309	(119)	13,190
Commodity-related investments (9)	415,495	—	415,495	76,545	3	76,548
Other investments
Catastrophe bonds	(10,978)	6,619	(4,359)	62,353	(51,741)	10,612
Fund and direct private equity investments (4)	84,481	(53)	84,428	202,533	—	202,533
Net realized and unrealized gains (losses) on investments	$1,181,268	$(66,251)	$1,115,017	$(27,840)	$(14,023)	$(41,863)

Total investment result (5)	$2,956,075	$(585,733)	$2,370,342	$1,673,536	$(530,284)	$1,143,252

Average invested assets	$34,521,277	$(9,667,189)	$24,854,088	$31,010,883	$(8,820,080)	$22,190,803

Net investment income return - annualized	5.0%	(0.2)%	4.8%	5.5%	(0.4)%	5.1%
Total investment return - annualized (5)	8.6%	0.9%	9.5%	5.6%	(0.4)%	5.2%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income, equity in earnings (losses) of other ventures and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)In 2025, the Company revised the description of its “other equity investments” to “common stock” and its “other investments - other” to “other investments - fund and direct private equity investments.”
(5)In 2025, the Company revised its presentation of “total investment result” and “total investment return - annualized” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented have been updated to conform to the current presentation.
(6)In 2025, the Company revised its presentation of “net realized and unrealized gains (losses) on investments” to show amounts based on net investment exposure, which takes into account related derivative impacts. Comparative information for the prior periods have been updated to conform to the current presentation.
(7)Includes fixed maturity investments and investment-related derivatives, which includes interest rate futures, credit default swaps and interest rate swaps.
(8)Includes equity investments and investment-related derivatives, which includes equity futures and warrants.
(9)Represents commodity-related derivatives, which includes commodity futures and commodity options.

35

Comments on Non-GAAP Financial Measures
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders and provides for a better understanding of the investment risk profile and returns that ultimately affect the Company and influence returns. The following table is a reconciliation of consolidated total investments to “retained total investments.”

	December 31, 2025			December 31, 2024
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,641,503	$(2,989,769)	$7,651,734	$11,001,893	$(2,567,796)	$8,434,097
Corporate	8,528,828	(1,874,576)	6,654,252	7,862,423	$(1,387,804)	6,474,619
Residential mortgage-backed	2,606,882	(491,472)	2,115,410	1,707,056	$(256,383)	1,450,673
Asset-backed	1,606,790	(130,875)	1,475,915	1,422,393	$(84,112)	1,338,281
Non-U.S. government	691,912	(142,679)	549,233	618,809	$(104,896)	513,913
Agencies	486,817	(107,519)	379,298	623,489	$(132,006)	491,483
Commercial mortgage-backed	321,591	(54,168)	267,423	326,451	$(56,974)	269,477
Total fixed maturity investments trading, at fair value	24,884,323	(5,791,058)	19,093,265	23,562,514	(4,589,971)	18,972,543

Short term investments, at fair value	4,759,811	(2,927,988)	1,831,823	4,531,655	$(3,004,186)	1,527,469

Equity investments, at fair value
Fixed income exchange traded funds	1,582,811	—	1,582,811	—	$—	—
Common stock (4)	150,179	(3,665)	146,514	117,756	$(160)	117,596
Total equity investments, at fair value	1,732,990	(3,665)	1,729,325	117,756	(160)	117,596

Other investments, at fair value
Catastrophe bonds	1,613,710	(1,381,817)	231,893	1,984,396	$(1,654,924)	329,472
Fund investments
Private credit funds	1,445,158	(13,198)	1,431,960	1,181,146	—	1,181,146
Private equity funds	701,837	—	701,837	609,105	—	609,105
Hedge funds	473,990	—	473,990	338,248	—	338,248
Insurance-linked securities funds	154,514	—	154,514	—	—	—
Direct private equity investments	185,005	—	185,005	211,866	—	211,866
Total other investments, at fair value	4,574,214	(1,395,015)	3,179,199	4,324,761	(1,654,924)	2,669,837

Investments in other ventures, under equity method	121,871	—	121,871	102,770	—	102,770

Total investments	$36,073,209	$(10,117,726)	$25,955,483	$32,639,456	$(9,249,241)	$23,390,215
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)In 2025, the Company revised the description of its “other equity investments” to “common stock.”

36

Comments on Non-GAAP Financial Measures
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders and provides for a better understanding of the investment risk profile and returns that ultimately affect the Company and influence returns. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss).”

	December 31, 2025			December 31, 2024
	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$134,072	$(32,302)	$101,770	$(60,748)	$(5,242)	$(65,990)
Corporate	75,453	(25,780)	49,673	(57,047)	(65)	(57,112)
Other (4)	16,447	1,690	18,137	(70,231)	15,055	(55,176)
Total fixed maturity investments trading, at fair value	225,972	(56,392)	169,580	(188,026)	9,748	(178,278)
Short term investments, at fair value	(216)	206	(10)	(511)	414	(97)
Equity investments, at fair value
Fixed income exchange traded funds	26,827	—	26,827	—	—	—
Common stock (5)	95,243	(187)	95,056	73,270	41	73,311
Total equity investments, at fair value	122,070	(187)	121,883	73,270	41	73,311
Other investments, at fair value
Catastrophe bonds	25,617	(24,172)	1,445	(16,861)	(11,663)	(28,524)
Fund investments	381,941	259	382,200	256,379	—	256,379
Direct private equity investments	71,612	—	71,612	99,473	—	99,473
Total other investments, at fair value	479,170	(23,913)	455,257	338,991	(11,663)	327,328
Investments in other ventures, under equity method	—	—	—	—	—	—
Total investments	$826,996	$(80,286)	$746,710	$223,724	$(1,460)	$222,264
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)			$3.86			$(3.55)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(5)In 2025, the Company revised the description of its “other equity investments” to “common stock.”
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $169.6 million at December 31, 2025 (2024 - $(178.3) million). Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

37

Comments on Non-GAAP Financial Measures

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to “operating (income) loss attributable to redeemable noncontrolling interests.”

	Three months ended		Year ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(387,122)	$(170,438)	$(935,409)	$(1,090,172)
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	(1,507)	86,930	(70,281)	37,208
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	10,470	39,935	(2,616)	48,452
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	8,963	126,865	(72,897)	85,660
Operating (income) loss attributable to redeemable noncontrolling interests	$(396,085)	$(297,303)	$(862,512)	$(1,175,832)
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

38